UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number 811-612

Value Line Income and Growth Fund, Inc.
---------------------------------------
(Exact name of registrant as specified in charter)

220 East 42nd Street, New York, N.Y. 10017
------------------------------------------
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 212-907-1500

Date of fiscal year end: December 31, 2005
                         -----------------
Date of reporting period: December 31, 2005
                          -----------------

Item I.  Reports to Stockholders.

--------------------------------------------------------------------------------
                                 ANNUAL REPORT
--------------------------------------------------------------------------------
                               December 31, 2005
--------------------------------------------------------------------------------




                                   Value Line
                               Income and Growth
                                   Fund, Inc.




                                      [Logo
                                    VALUELINE
                                     No-Load
                                     Mutual
                                     Funds]

Value Line Income and Growth Fund, Inc.

                                                        To Our Value Line Income
--------------------------------------------------------------------------------

To Our Shareholders:

The Value Line Income and Growth Fund, Inc. had a total return of 9.98% in 2005, compared with a total return of 4.92% for the Standard & Poor's 500 Index(1) and 2.37% for the Lehman Government/Credit Bond Index.(2)

Equity markets had a strong finish last year as the combination of record corporate earnings and solid U.S. economic growth boosted returns. Given this strong finish, we have reduced our equity exposure to just below 60%. In the year ahead, we expect tougher earnings growth comparisons and a slowing economy as higher energy prices and higher short-term borrowing rates begin to affect the U.S. consumer, who accounts for roughly 70% of the U.S Gross Domestic Product. Given this backdrop, we continue to focus our equity investing in dividend paying companies where we believe the quality of earnings tends to be better. The Fund's cash holdings were at a relatively high 13% at year end, but given the lack of any pickup in the yield curve and relatively small increase in fixed income spread products currently, we expect to maintain this cash holding for the near future. Given that the Federal Reserve has raised the Federal Funds rate to 4.25% and we expect another tightening adjustment to 4.5%, the Fund is at least being compensated by staying in short-term instruments compared with the very low rates of the past few years.

During the last six months, the Fund has maintained an overweighed position in the energy sector as both earnings growth and dividend payouts here have been very attractive compared with the market overall. Despite the nice appreciation in these holdings over the past year, we still to do not believe that they are fully valued and that even with a pullback in commodity prices for the sector, earnings should support higher prices in the year ahead. At present, the energy makes up 9% of the Fund's investments followed by the insurance and pharmaceutical industries, which account for 5.0% of our holdings each. We believe that in the current investment setting, a well-diversified and balanced approach will produce the best long-term results on a risk/reward basis. This strategy has worked well over the last few years as the fund has consistently been ranked in the top decile of its Lipper peer group. The Fund was also recently raised to an overall Five Star rating by Morningstar. Preserving capital in the short run, while generating good total returns (income plus growth) over the long term, remains our goal. As always, we appreciate your continued investment with us.

                                Sincerely,

                                /s/ Jean Bernhard Buttner
                                Jean Bernhard Buttner
                                Chairman and President

January 23, 2006

--------------------------------------------------------------------------------
(1) The Standard & Poor's 500 Index consists of 500 stocks which are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses or taxes. It is not possible to directly invest in this index.

(2) The Lehman Brothers Government/Credit Bond Index consists of government, investment-grade and mortgage-backed bonds and is representative of the broad bond market. This is an unmanaged index and does not reflect charges, expenses or taxes, and it is not possible to directly invest in this index.


--------------------------------------------------------------------------------
2

                                         Value Line Income and Growth Fund, Inc.

and Growth Fund Shareholders
--------------------------------------------------------------------------------

Economic Observations

The business expansion is likely to proceed at a somewhat slower pace of 3.0%-3.5% during the latter stages of 2005 than we had expected earlier, reflecting the major damage done to the Gulf Coast's economic underpinnings by the recent hurricanes in that region. As before, the economic up cycle should be sustained by healthy levels of construction spending and capital goods demand. Moreover, recent trends suggest that the economy will continue to grow at a stable 3.0%-3.5% in 2006.

Helping to sustain this upturn next year are likely to be solid levels of activity in the manufacturing area and the service sector. In fact, the need to rebuild portions of the hurricane-ravaged Gulf area should give the economy a modest boost. Such growth will probably be accompanied by still moderate, but somewhat higher, rates of inflation. The wild card in this equation, and one reason that we are not likely to see a higher level of business growth, is the high price of oil. Should that commodity stabilize in price over the next several months, as we assume, the sustainability of the long economic expansion, as well as the prolonged period of comparative price stability, probably would continue. Any material and sustained increase in oil prices from these recent levels would logically threaten this economic and inflation stability.

A continuing steady rate of gross domestic product growth and the accompanying stable rates of inflation that we expect would have positive ramifications for the financial markets. That's because this combination would logically allow the Federal Reserve to bring its cycle of monetary tightening to a close over the next several months--if not sooner--without undue harm to the lengthy economic and corporate earnings up cycles.


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                                                                               3

Value Line Income and Growth Fund, Inc.
--------------------------------------------------------------------------------

The following graph compares the performance of The Value Line Income and Growth Fund, Inc. to that of the S&P 500 Stock Index. The Value Line Income and Growth Fund, Inc. is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes but do include the reinvestment of dividends. The comparison is shown for illustrative purposes only.

             Comparison of a Change in Value of a $10,000 Investment in the Value Line Income and Growth Fund, Inc. and the S&P 500 Stock Index*

      [The following was depicted by a line chart in the printed material]

                   $ Value           $ Value              $ Value
             Value Line Income &     S&P 500     Lehman Brothers Government/
Date          Growth Fund, Inc.    Stock Index       Credit Bond Index
----------   -------------------   -----------   ---------------------------
1/1/1996                  10,000        10,000             10,000
3/31/1996                 10,502        10,537              9,766
6/30/1996                 10,777        11,010              9,812
9/30/1996                 11,171        11,350              9,985
12/31/1996                11,738        12,296             10,290
3/31/1997                 11,433        12,624             10,201
6/30/1997                 12,939        14,828             10,573
9/30/1997                 14,234        15,940             10,943
12/31/1997                13,915        16,398             11,294
3/31/1998                 14,979        18,685             11,466
6/30/1998                 15,434        19,302             11,765
9/30/1998                 14,450        17,382             12,348
12/31/1998                17,788        21,083             12,364
3/31/1999                 19,216        22,134             12,217
6/30/1999                 19,424        23,694             12,083
9/30/1999                 19,180        22,214             12,148
12/31/1999                22,293        25,520             12,099
3/31/2000                 23,318        26,105             12,424
6/30/2000                 23,007        25,411             12,604
9/30/2000                 23,473        25,165             12,966
12/31/2000                21,930        23,196             13,533
3/31/2001                 20,117        20,446             13,965
6/30/2001                 21,414        21,643             14,007
9/30/2001                 19,316        18,466             14,674
12/31/2001                20,794        20,439             14,683
3/31/2002                 20,661        20,496             14,614
6/30/2002                 19,552        17,750             15,162
9/30/2002                 17,645        14,683             16,027
12/31/2002                18,293        15,922             16,304
3/31/2003                 17,953        15,420             16,572
6/30/2003                 20,141        17,794             17,156
9/30/2003                 20,705        18,265             17,069
12/31/2003                22,762        20,489             17,065
3/31/2004                 23,718        20,836             17,590
6/30/2004                 24,010        21,194             17,033
9/30/2004                 24,135        20,798             17,639
12/31/2004                26,038        22,717             17,780
3/31/2005                 26,101        22,229             17,661
6/30/2005                 26,664        22,534             18,269
9/30/2005                 28,331        23,346             18,093
12/31/2005                28,638        23,833             18,202

* The Standard and Poor's 500 Index (S&P 500 Index) is an unmanaged index that is representative of the larger-capitalization stocks traded in the United States.

The return for the index does not reflect expenses which are deducted from the Fund's returns.

Performance Data:**

                                     Average Annual     Growth of an Assumed
                                      Total Return      Investment of $10,000
                                    ----------------   ----------------------
 1 year ended 12/31/05 ..........          9.98%               $10,998
 5 years ended 12/31/05 .........          5.48%               $13,059
10 years ended 12/31/05 .........         11.09%               $28,638

--------------------------------------------------------------------------------
** The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


--------------------------------------------------------------------------------
4

                                         Value Line Income and Growth Fund, Inc.
--------------------------------------------------------------------------------

FUND EXPENSES (unaudited):

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 through December 31, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

                                                                                         Expenses*
                                                                                        paid during
                                                        Beginning         Ending          period
                                                         account          account         7/1/05
                                                          value            value           thru
                                                         7/1/05          12/31/05        12/31/05
                                                     --------------   --------------   ------------
Actual ...........................................     $ 1,000.00       $ 1,074.00        $ 5.65
Hypothetical (5% return before expenses) .........     $ 1,000.00       $ 1,019.75        $ 5.50

--------------------------------------------------------------------------------
* Expenses are equal to the Fund's annualized expense ratio of 1.08% multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half period.


--------------------------------------------------------------------------------

Value Line Income and Growth Fund, Inc.

Portfolio Highlights at December 31, 2005 (unaudited)
--------------------------------------------------------------------------------

Ten Largest Common Stock Holdings

                                                                       Value         Percentage of
Issue                                                  Shares     (in thousands)      Net Assets
---------------------------------------------------   --------   ----------------   --------------
General Electric Co. ..............................   75,000          $ 2,629             0.95%
Eaton Corp. .......................................   25,000            1,677             0.61
Sanofi-Aventis (ADR) ..............................   35,000            1,536             0.55
Microsoft Corp. ...................................   58,000            1,517             0.55
Cimarex Energy Co. ................................   35,000            1,505             0.54
Anheuser-Busch Companies, Inc. ....................   35,000            1,504             0.54
Devon Energy Corp. ................................   24,000            1,501             0.54
Petroleo Brasileiro S.A.--Petrobras (ADR) .........   20,000            1,425             0.51
Loews Corp. .......................................   15,000            1,423             0.51
Vodafone Group PLC (ADR) ..........................   65,000            1,396             0.50

--------------------------------------------------------------------------------
Asset Allocation -- Percentage of Net Assets

       [The following was depicted by a pie chart in the printed material]

Common & Preferred Stocks   59.3%
Bonds & Notes               26.7%
Cash & Other                14.0%

--------------------------------------------------------------------------------
Sector Weightings -- Percentage of Total Investment Securities

       [The following was depicted by a bar chart in the printed material]

Industrial Materials     18.49%
Consumer, Non-Cyclical   18.14%
Energy                   15.85%
Financial Services       13.38%
Communications            8.31%
Basic Materials           7.62%
Utilities                 6.40%
Technology                6.00%
Consumer, Cyclical        5.81%


--------------------------------------------------------------------------------
6

                        Value Line Income and Growth Fund, Inc.

Schedule of Investments                       December 31, 2005
---------------------------------------------------------------

                                                     Value
  Shares                                         (in thousands)
---------------------------------------------------------------
COMMON STOCKS (56.9%)

          AEROSPACE/DEFENSE (1.0%)
 12,000   Alliant Techsystems, Inc.* ................. $    914
 25,000   Empresa Brasileira de Aeronautica
          S.A. (ADR) .................................      978
 15,000   Lockheed Martin Corp. ......................      954
                                                       --------
                                                          2,846

          APPAREL (0.3%)
 20,000   Liz Claiborne, Inc. ........................      716

          AUTO PARTS (0.9%)
 20,000   Autoliv, Inc. ..............................      909
 25,000   Eaton Corp. ................................    1,677
                                                       --------
                                                          2,586

          BANK (1.2%)
 20,000   ABN AMRO Holding NV (ADR) ..................      523
 32,000   ICICI Bank Ltd. (ADR) ......................      922
 22,000   KeyCorp ....................................      724
 20,000   PNC Financial Services Group, Inc. .........    1,236
                                                       --------
                                                          3,405

          BEVERAGE -- ALCOHOLIC (0.5%)
 35,000   Anheuser-Busch Companies, Inc. .............    1,504

          BEVERAGE -- SOFT DRINK (0.4%)
 25,000   Cadbury Schweppes PLC (ADR) ................      957

          BIOTECHNOLOGY (0.2%)
 35,000   Savient Pharmaceuticals, Inc.* .............      131
 20,000   Serono S.A. (ADR) ..........................      397
                                                       --------
                                                            528

          CANADIAN ENERGY (1.1%)
 25,000   Canadian Natural Resources, Inc. ...........    1,241
 25,000   EnCana Corp. ...............................    1,129
 10,000   Suncor Energy, Inc. ........................      631
                                                       --------
                                                          3,001

          CEMENT & AGGREGATES (0.4%)
 20,000   Cemex S.A. de C.V. (ADR) ...................    1,187

          CHEMICAL -- BASIC (0.2%)
 11,000   Dow Chemical Co. (The) .....................      482

          CHEMICAL -- DIVERSIFIED (0.4%)
 15,000   Cabot Corp. ................................      537
 22,000   Pall Corp. .................................      591
                                                       --------
                                                          1,128

          CHEMICAL -- SPECIALTY (0.6%)
 20,000   Agrium, Inc. ...............................      440
 20,000   Lubrizol Corp. (The) .......................      868
 20,000   Mosaic Co. (The)* ..........................      293
                                                       --------
                                                          1,601

          COAL (0.3%)
 30,000   Huaneng Power International,
          Inc. (ADR) .................................      786

          COMPUTER & PERIPHERALS (0.6%)
 30,000   3Com Corp.* ................................      108
 20,000   Hewlett-Packard Co. ........................      573
 40,000   Identix, Inc.* .............................      200
 40,000   Lexar Media, Inc.* .........................      328
 35,000   Quantum Corp.* .............................      107
 20,000   Silicon Storage Technology, Inc.* ..........      101
 15,000   Western Digital Corp.* .....................      279
                                                       --------
                                                          1,696

          COMPUTER SOFTWARE & SERVICES (1.2%)
 20,000   Cognos, Inc.* ..............................      694
 10,000   Computer Sciences Corp.* ...................      506
 25,000   Compuware Corp.* ...........................      224
 58,000   Microsoft Corp. ............................    1,517
 30,000   Novell, Inc.* ..............................      265
 20,000   RSA Security, Inc.* ........................      225
                                                       --------
                                                          3,431

          DIVERSIFIED COMPANIES (0.8%)
 10,000   Brink's Co. (The) ..........................      479
 20,000   McDermott International, Inc.* .............      892
 12,000   Teleflex, Inc. .............................      780
                                                       --------
                                                          2,151

          DRUG (3.0%)
 40,000   Alkermes, Inc.* ............................      765
 11,000   American Pharmaceutical
          Partners, Inc.* ............................      427
 30,000   AVI BioPharma, Inc.* .......................      104

See Notes to Financial Statements.


--------------------------------------------------------------------------------

Value Line Income and Growth Fund, Inc.

Schedule of Investments
--------------------------------------------------------------

                                                    Value
  Shares                                        (in thousands)
--------------------------------------------------------------
          DRUG (continued)
25,000    Forest Laboratories, Inc.* ............... $  1,017
15,000    Immucor, Inc.* ...........................      350
25,000    Mylan Laboratories, Inc. .................      499
50,000    Pfizer, Inc. .............................    1,166
10,000    Pharmaceutical Product
          Development, Inc. ........................      619
35,000    Sanofi-Aventis (ADR) .....................    1,536
20,000    Spectrum Pharmaceuticals, Inc.* ..........       85
15,000    Teva Pharmaceutical Industries
          Ltd. (ADR) ...............................      645
30,000    Watson Pharmaceuticals, Inc.* ............      975
                                                     --------
                                                        8,188
          ELECTRICAL EQUIPMENT (1.3%)
75,000    General Electric Co. .....................    2,629
18,000    Thomas & Betts Corp.* ....................      755
25,000    Ultralife Batteries, Inc.* ...............      300
                                                     --------
                                                        3,684
          ELECTRICAL UTILITY -- CENTRAL (0.4%)
20,000    American Electric Power
          Company, Inc. ............................      742
21,000    Westar Energy, Inc. ......................      451
                                                     --------
                                                        1,193
          ELECTRICAL UTILITY -- EAST (1.7%)
16,000    Dominion Resources, Inc. .................    1,235
15,000    Exelon Corp. .............................      797
20,000    Pepco Holdings, Inc. .....................      447
30,000    PPL Corp. ................................      882
20,000    Progress Energy, Inc. ....................      879
20,000    TECO Energy, Inc. ........................      344
                                                     --------
                                                        4,584
          ELECTRICAL UTILITY -- WEST (0.3%)
40,000    Xcel Energy, Inc. ........................      738

          ELECTRONICS (1.6%)
25,000    Avnet, Inc.* .............................      599
30,900    Cubic Corp. ..............................      617
30,000    LaserCard Corp.* .........................      450
55,000    MEMC Electronic Materials, Inc.* .........    1,219
30,000    Paxar Corp.* .............................      589
35,000    Plantronics, Inc. ........................      990
35,000    Valence Technology, Inc.* ................       54
                                                     --------
                                                        4,518
          ENTERTAINMENT (0.4%)
90,000    Liberty Media Corp. Class A* .............      708
30,000    Time Warner, Inc. ........................      523
                                                     --------
                                                        1,231
          ENTERTAINMENT TECHNOLOGY (0.4%)
15,000    ATI Technologies, Inc.* ..................      255
15,000    Omnivision Technologies, Inc.* ...........      299
30,000    Take-Two Interactive
          Software, Inc.* ..........................      531
                                                     --------
                                                        1,085
          ENVIRONMENTAL (0.4%)
25,000    Tetra Tech, Inc.* ........................      392
20,000    Waste Management, Inc. ...................      607
                                                     --------
                                                          999
          FINANCIAL SERVICES -- DIVERSIFIED (2.0%)
15,000    American International Group, Inc. .......    1,024
25,000    Citigroup, Inc. ..........................    1,213
10,000    HSBC Holdings PLC (ADR) ..................      805
20,000    ING Groep NV (ADR) .......................      696
15,000    Loews Corp. ..............................    1,423
 5,000    Principal Financial Group, Inc. ..........      237
                                                     --------
                                                        5,398

See Notes to Financial Statements.


--------------------------------------------------------------------------------
8

                          Value Line Income and Growth Fund, Inc.

                                                December 31, 2005
-----------------------------------------------------------------

                                                       Value
  Shares                                           (in thousands)
-----------------------------------------------------------------
          FOOD PROCESSING (2.5%)
 20,000   Archer-Daniels-Midland Co. ................... $    493
 10,000   Bunge Ltd. ...................................      566
 25,000   Chiquita Brands International, Inc. ..........      500
 35,000   ConAgra Foods, Inc. ..........................      710
 20,000   Dean Foods Co.* ..............................      753
 20,000   Fresh Del Monte Produce, Inc. ................      456
 27,000   General Mills, Inc. ..........................    1,332
 15,000   Hormel Foods Corp. ...........................      490
 30,000   Sara Lee Corp. ...............................      567
 20,000   Smithfield Foods, Inc.* ......................      612
 10,000   Unilever PLC (ADR) ...........................      401
                                                         --------
                                                            6,880

          FOREIGN TELECOMMUNICATIONS (2.0%)
 30,000   BCE, Inc. ....................................      719
 30,000   Cia de Telecomunicaciones de
          Chile SA (ADR) ...............................      264
 30,000   Deutsche Telekom AG ..........................      499
 15,000   TDC A/S (ADR) ................................      448
 40,000   Telecom Corp. of New Zealand
          Ltd. (ADR) ...................................    1,307
 40,000   Telefonos de Mexico S.A. de C.V.
          (ADR) Series L ...............................      987
 65,000   Vodafone Group PLC (ADR) .....................    1,396
                                                         --------
                                                            5,620

          HEALTH CARE INFORMATION SYSTEMS (0%)
 10,000   Applera Corp. -- Celera Genomics Group* ......      110

          HOME BUILDING (0.3%)
 40,000   Technical Olympic USA, Inc. ..................      844

          HOUSEHOLD PRODUCTS (0.2%)
 25,000   Newell Rubbermaid, Inc. ......................      594

          INDUSTRIAL SERVICES (0.1%)
 25,000   Convergys Corp.* .............................      396

          INFORMATION SERVICES (0.3%)
 25,000   ProQuest Co.* ................................      698

          INSURANCE -- LIFE (0.5%)
 25,000   Lincoln National Corp. .......................    1,326

          INSURANCE -- PROPERTY & CASUALTY (1.9%)
 25,000   21st Century Insurance Group .................      405
 30,000   American Financial Group, Inc. ...............    1,149
 16,000   Aspen Insurance Holdings Ltd. ................      379
 15,000   Berkley (W.R.) Corp. .........................      714
 30,000   HCC Insurance Holdings, Inc. .................      890
 15,000   PartnerRe Ltd. ...............................      985
 12,000   SAFECO Corp. .................................      678
                                                         --------
                                                            5,200

          MACHINERY (0.9%)
 20,000   Flowserve Corp.* .............................      791
 22,000   Lincoln Electric Holdings, Inc. ..............      873
 20,000   Snap-On, Inc. ................................      751
                                                         --------
                                                            2,415
          MARITIME (0.3%)
 40,000   OMI Corp. ....................................      726

          MEDICAL SERVICES (1.0%)
 20,000   Health Net, Inc.* ............................    1,031
 15,000   Laboratory Corp. of America Holdings* ........      808
 15,000   Lincare Holdings, Inc.* ......................      628
 26,000   PSS World Medical, Inc.* .....................      386
                                                         --------
                                                            2,853
          MEDICAL SUPPLIES (2.1%)
 12,000   Becton Dickinson & Co. .......................      721
 12,000   Bio-Rad Laboratories, Inc. Class A* ..........      785
 25,000   Boston Scientific Corp.* .....................      612
 20,000   Johnson & Johnson ............................    1,202
 15,000   Molecular Devices Corp.* .....................      434
 15,000   PolyMedica Corp. .............................      502
 24,000   STERIS Corp. .................................      601
 20,000   Varian Medical Systems, Inc.* ................    1,007
                                                         --------
                                                            5,864
          METALS & MINING DIVERSIFIED (1.5%)
 20,000   Alliance Resource Partners LP ................      744
 40,000   BHP Billiton Ltd. (ADR) ......................    1,337
 25,000   Inco Ltd. ....................................    1,089
 40,000   Novelis, Inc. ................................      836
                                                         --------
                                                            4,006

See Notes to Financial Statements.


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                                                                               9

Value Line Income and Growth Fund, Inc.

Schedule of Investments
--------------------------------------------------------------------------------

                                                   Value
  Shares                                       (in thousands)
-------------------------------------------------------------
          METALS FABRICATING (0.1%)
10,000    Shaw Group, Inc. (The)* .................. $    291
          NATURAL GAS -- DISTRIBUTION (0.2%)
21,000    Ferrellgas Partners, L.P. ................      433
          NATURAL GAS -- DIVERSIFIED (1.5%)
24,000    Devon Energy Corp. .......................    1,501
20,000    National Fuel Gas Co. ....................      624
35,000    Oneok, Inc. ..............................      932
22,500    Vintage Petroleum, Inc. ..................    1,200
                                                     --------
                                                        4,257
          NEWSPAPER (0.6%)
15,000    Gannett Co, Inc. .........................      909
40,000    News Corp. Class B .......................      664
                                                     --------
                                                        1,573
          OFFICE EQUIPMENT & SUPPLIES (0.4%)
30,000    Diebold, Inc. ............................    1,140
          OILFIELD SERVICES/EQUIPMENT (1.5%)
40,000    Offshore Logistics, Inc.* ................    1,168
15,000    Plains All American
          Pipeline, L.P. ...........................      594
30,000    Rowan Companies, Inc. ....................    1,069
45,000    Superior Energy Services, Inc.* ..........      947
10,000    Tetra Technologies, Inc.* ................      305
                                                     --------
                                                        4,083
          PACKAGING & CONTAINER (0.3%)
10,000    American Greetings Corp. Class A .........      220
20,000    Sonoco Products Co. ......................      588
                                                     --------
                                                          808

          PETROLEUM -- INTEGRATED (3.1%)
10,000    Amerada Hess Corp. ....................... $  1,268
12,000    BP PLC ...................................      771
25,000    Chesapeake Energy Corp. ..................      793
15,000    ChevronTexaco Corp. ......................      852
 8,000    ConocoPhillips ...........................      465
15,000    Marathon Oil Corp. .......................      915
15,000    Murphy Oil Corp. .........................      810
 5,050    Occidental Petroleum Corp. ...............      403
 3,000    PetroChina Co. Ltd. (ADR) ................      246
20,000    Petroleo Brasileiro S.A. --
          Petrobras (ADR) ..........................    1,425
25,000    Repsol YPF, S.A. (ADR) ...................      735
                                                     --------
                                                        8,683
          PETROLEUM -- PRODUCING (1.3%)
10,000    Anadarko Petroleum Corp. .................      948
10,000    Burlington Resources, Inc. ...............      862
35,000    Cimarex Energy Co.* ......................    1,505
30,000    Provident Energy Trust ...................      324
                                                     --------
                                                        3,639
          PHARMACY SERVICES (0.3%)
15,000    Omnicare, Inc. ...........................      858
          POWER (0.9%)
30,000    Evergreen Solar, Inc.* ...................      320
25,000    Headwaters, Inc.* ........................      886
20,000    Medis Technologies Ltd.* .................      294
35,000    PrimeWest Energy Trust ...................    1,082
                                                     --------
                                                        2,582
          PRECIOUS METALS (2.2%)
20,000    Agnico-Eagle Mines Ltd. ..................      395
35,000    Anglo American PLC (ADR) .................    1,217
25,000    AngloGold Ashanti Ltd. (ADR) .............    1,233
35,000    Apex Silver Mines Ltd.* ..................      557
70,000    Coeur d'Alene Mines Corp.* ...............      280
20,000    Goldcorp, Inc. ...........................      446
40,000    Harmony Gold Mining Company
          Ltd. (ADR)* ..............................      522
60,000    Ivanhoe Mines Ltd.* ......................      431
16,000    Newmont Mining Corp. .....................      854
10,000    Western Silver Corp.* ....................      113
                                                     --------
                                                        6,048

See Notes to Financial Statements.


--------------------------------------------------------------------------------
10

                               Value Line Income and Growth Fund, Inc.

                                                     December 31, 2005
----------------------------------------------------------------------

                                                            Value
     Shares                                             (in thousands)
----------------------------------------------------------------------
                 PRECISION INSTRUMENT (0.7%)
     25,000      Applera Corp. -- Applied
                 Biosystems Group ........................... $    664
     30,000      Eastman Kodak Co. ..........................      702
     30,000      OSI Systems, Inc.* .........................      551
     25,000      RAE Systems, Inc.* .........................       88
                                                              --------
                                                                 2,005
                 R.E.I.T. (0.7%)
      7,600      BP Prudhoe Bay Royalty Trust ...............      506
     30,000      Crescent Real Estate Equities Co. ..........      595
     40,000      Pengrowth Energy Trust Class A .............      941
                                                              --------
                                                                 2,042
                 RAILROAD (1.6%)
     12,000      Canadian National Railway Co. ..............      960
     24,000      Canadian Pacific Railway Ltd. ..............    1,007
     20,000      CSX Corp. ..................................    1,015
     15,000      Norfolk Southern Corp. .....................      673
     10,000      Union Pacific Corp. ........................      805
                                                              --------
                                                                 4,460
                 RECREATION (0.8%)
     20,000      Hasbro, Inc. ...............................      404
     30,000      K2, Inc.* ..................................      303
     15,000      Mattel, Inc. ...............................      237
     25,000      Polaris Industries, Inc. ...................    1,255
                                                              --------
                                                                 2,199
                 RETAIL -- AUTOMOTIVE (0.1%)
     20,000      Rush Enterprises, Inc.* ....................      298
                 RETAIL -- SPECIAL LINES (1.5%)
     40,000      Cabela's, Inc.* ............................      664
     20,000      Claire's Stores, Inc. ......................      584
     35,000      NBTY, Inc.* ................................      569
     40,000      Petco Animal Supplies, Inc.* ...............      878
     40,000      RadioShack Corp. ...........................      841
     25,000      TJX Companies, Inc. (The) ..................      581
                                                              --------
                                                                 4,117
                 SECURITIES BROKERAGE (0.4%)
     20,000      Morgan Stanley .............................    1,135

                 SEMICONDUCTOR (0.5%)
     35,000      Cypress Semiconductor Corp.* ...............      499
     25,000      Novellus Systems, Inc.* ....................      603
     27,000      O2Micro International
                 Ltd. (ADR)* ................................      275
                                                              --------
                                                                 1,377
                 TELECOMMUNICATION SERVICES (0.5%)
     40,000      Dycom Industries, Inc.* ....................      880
     35,000      Telkonet, Inc.* ............................      145
     10,000      Tim Participacoes S.A. (ADR) ...............      253
     15,000      Turkcell Iletisim Hizmetleri
                 A/S (ADR) ..................................      230
                                                              --------
                                                                 1,508
                 TELECOMMUNICATIONS EQUIPMENT (0.8%)
     25,000      AudioCodes Ltd.* ...........................      278
     70,000      Cisco Systems, Inc.* .......................    1,198
     15,000      Harmonic, Inc.* ............................       73
     20,000      Mastec, Inc.* ..............................      209
     20,000      Polycom, Inc.* .............................      306
                                                              --------
                                                                 2,064
                 TRUCKING/TRANSPORTATION LEASING (0.7%)
     20,000      Ryder System, Inc. .........................      821
     25,000      Yellow Roadway Corp.* ......................    1,115
                                                              --------
                                                                 1,936
                 WATER UTILITY (0.8%)
     25,000      American States Water Co. ..................      770
     20,100      California Water Service Group .............      768
     20,000      Scottish Power PLC (ADR) ...................      748
                                                              --------
                                                                 2,286
                 WIRELESS NETWORKING (0.2%)
     30,000      Alvarion Ltd.* .............................      262
     20,000      Powerwave Technologies, Inc.* ..............      251
                                                              --------
                                                                   513
                 TOTAL COMMON STOCKS
                 (Cost $125,769) ............................  157,490
                                                              ========

See Notes to Financial Statements.


--------------------------------------------------------------------------------

Value Line Income and Growth Fund, Inc.

Schedule of Investments
--------------------------------------------------------------

                                                    Value
  Shares                                        (in thousands)
--------------------------------------------------------------
PREFERRED STOCKS (1.6%)
          FINANCIAL SERVICES -- DIVERSIFIED (0.7%)
 36,700   General Electric Capital Corp. ............ $    851
 40,000   HSBC Holdings PLC* ........................      990
                                                      --------
                                                         1,841

          INSURANCE -- LIFE (0.2%)
 25,000   Metlife, Inc. Series B* ...................      648

          R.E.I.T. (0.3%)
 30,000   Health Care REIT, Inc. Series F* ..........      746

          SECURITIES BROKERAGE (0.4%)
 50,000   Lehman Brothers Holdings, Inc.
          Series G* .................................    1,266
                                                      --------

          TOTAL PREFERRED STOCK
          (Cost $4,505) .............................    4,501
                                                      ========
CONVERTIBLE PREFERRED STOCK (0.8%)
          BEVERAGE -- ALCOHOLIC (0.3%)
 20,000   Constellation Brands, Inc. Series
          A 5.75%, 9/1/06 ...........................      781

          CHEMICAL -- DIVERSIFIED (0.2%)
 15,000   Huntsman Corp. 5.00%, 2/16/08 .............      602

          INSURANCE -- LIFE (0.1%)
 10,000   UnumProvident Corp.
          8.25%, 5/15/06 ............................      434

          MEDICAL SUPPLIES (0.2%)
 10,000   Baxter International, Inc.
          7.00%, 2/16/06 ............................      537
                                                      --------

          TOTAL CONVERTIBLE PREFERRED STOCK
          (Cost $2,013) .............................    2,354
                                                      ========

  Principal
   Amount                                               Value
(in thousands)                                      (in thousands)
------------------------------------------------------------------
CORPORATE BONDS & NOTES (6.3%)
                 CHEMICAL -- SPECIALTY (0.4%)
    $  1,175     Lubrizol Corp. 5.88%, 12/1/08 .......... $  1,196
                 ELECTRICAL EQUIPMENT (0.7%)
       2,000     Thomas & Betts Corp.
                 6.39%, 2/10/09 .........................    2,059
                 ENTERTAINMENT (0.6%)
       1,500     Liberty Media Corp.
                 7.88%, 7/15/09 .........................    1,581
                 FINANCIAL SERVICES -- DIVERSIFIED (1.0%)
       3,000     SLM Corp. 6.31%,** 4/1/14 ..............    2,862
                 FOOD PROCESSING (0.4%)
       1,000     Sensient Technologies Corp.
                 6.50%, 4/1/09 ..........................    1,016
                 GROCERY (0.4%)
       1,000     Delhaize America, Inc.
                 7.38%, 4/15/06 .........................    1,005
                 INDUSTRIAL SERVICES (0.4%)
       1,000     Sabre Holdings Corp.
                 7.35%, 8/1/11 ..........................    1,063
                 INSURANCE -- LIFE (0.7%)
       2,000     Principal Life Income Funding
                 Trusts 6.57%,** 4/1/16 .................    1,934
                 OILFIELD SERVICES/
                 EQUIPMENT (0.2%)
         500     Pemex Project Funding Master Trust
                 7.38%, 12/15/14 ........................      555
                 RETAIL STORE (0.4%)
       1,000     Dollar General Corp.
                 8.63%, 6/15/10 .........................    1,097
                 SECURITIES BROKERAGE (0.7%)
       2,000     Bear Stearns Companies, Inc.
                 (The) 6.18%,** 4/10/14 .................    1,916
                 TRUCKING (0.4%)
       1,000     Roadway Corp. 8.25%, 12/1/08 ...........    1,067
                                                          --------
                 TOTAL CORPORATE
                 BONDS & NOTES
                 (Cost $17,388) .........................   17,351
                                                          ========

See Notes to Financial Statements.


--------------------------------------------------------------------------------
12

                            Value Line Income and Growth Fund, Inc.

                                                  December 31, 2005
-------------------------------------------------------------------

  Principal
  Amount                                                 Value
(in thousands)                                       (in thousands)
-------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS & NOTES (6.6%)
                  AIR TRANSPORT (0.5%)
$  1,500          ExpressJet Holdings, Inc.
                  4.25%, 8/1/23 .......................... $  1,234
                  AUTO & TRUCK (0.3%)
   1,000          Navistar Financial Corp.
                  4.75%, 4/1/09 ..........................      895
                  CABLE TV (0.5%)
   1,250          Mediacom Communications Corp.
                  5.25%, 7/1/06 ..........................    1,245
                  COMPUTER & PERIPHERALS (0.3%)
   1,000          Mercury Computer Systems, Inc.
                  2.00%, (Senior Notes
                  Convertible)5/1/24 .....................      914
                  COMPUTER SOFTWARE & SERVICES (1.5%)
     800          Adaptec, Inc. 0.75%, 12/22/23 ..........      686
   1,000          Ciber, Inc. 2.88%, 12/15/23 ............      849
     500          Mentor Graphics Corp.
                  6.88%, 6/15/07 .........................      497
   2,170          Veritas Software Corp.
                  0.25%, 8/1/13 ..........................    2,099
                                                           --------
                                                              4,131
                  DRUG (0.9%)
     500          Enzon Pharmaceuticals, Inc.
                  4.50%, 7/1/08 ..........................      449
     800          King Pharmaceuticals, Inc.
                  2.75%, 11/15/21 ........................      777
   1,500          Valeant Pharmaceuticals
                  International 4.00%, 11/15/13 ..........    1,278
                                                           --------
                                                              2,504
                  FINANCIAL SERVICES -- DIVERSIFIED (0.4%)
   1,000          BISYS Group, Inc. (The)
                  4.00%, 3/15/06 .........................      990
                  GROCERY (0.3%)
   1,000          Wild Oats Markets, Inc. 144A
                  3.25%, 5/15/34 .........................      903

                  INDUSTRIAL SERVICES (0.6%)
   1,000          Quanta Services, Inc.
                  4.00%, 7/1/07 ..........................      965
     500          Quanta Services, Inc.
                  4.50%, 10/1/23 .........................      655
                                                           --------
                                                              1,620
                  RETAIL -- AUTOMOTIVE (0.1%)
     300          PEP Boys-Manny Moe & Jack
                  4.25%, 6/1/07 ..........................      291
                  SEMICONDUCTOR (0.3%)
   1,000          Vitesse Semiconductor Corp.
                  1.50%, 10/1/24 .........................      775
                  TELECOMMUNICATIONS EQUIPMENT (0.5%)
   1,500          Agere Systems, Inc.
                  6.50%, 12/15/09 ........................    1,476
                  TRUCKING/TRANSPORTATION LEASING (0.4%)
   1,500          Kellwood Co. 3.50%, 6/15/34 ............    1,196
                                                           --------
                  TOTAL CONVERTIBLE CORPORATE BONDS &
                  NOTES (Cost $18,424) ................... $ 18,174
                                                           ========

See Notes to Financial Statements.


--------------------------------------------------------------------------------

Value Line Income and Growth Fund, Inc.

Schedule of Investments                         December 31, 2005
-----------------------------------------------------------------

  Principal
  Amount                                               Value
(in thousands)                                     (in thousands)
-----------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (13.8%)
$  3,000         Federal Home Loan Bank
                 3.50%, 8/15/06 ........................ $  2,979
   2,000         Federal Home Loan Bank
                 3.50%, 3/2/07 .........................    1,971
   3,000         Federal Home Loan Bank
                 3.88%, 6/8/07 .........................    2,964
   3,000         Federal Home Loan Bank
                 4.00%, 11/9/07 ........................    2,961
   5,500         Federal Home Loan Bank
                 4.25%, 9/12/08 ........................    5,430
   2,500         Federal Home Loan Bank
                 4.38%, 10/3/08 ........................    2,464
   3,500         Federal Farm Credit Bank
                 4.25%, 10/10/08 .......................    3,462
   3,000         Federal Home Loan Bank
                 4.50%, 10/14/08 .......................    2,983
   2,500         Federal Home Loan Bank
                 4.63%, 11/21/08 .......................    2,494
   2,000         Federal Home Loan Bank
                 4.75%, 12/12/08 .......................    2,000
   4,000         Federal Home Loan Bank
                 5.00%, 3/10/10 ........................    3,996
   1,880         Federal Home Loan Bank
                 4.75%, 10/25/10 .......................    1,863
   2,000         Federal Home Loan Bank
                 3.00%, 3/30/11 ........................    2,004
   4,000         Federal Home Loan Mortgage
                 Corporation 5.00%, 2/15/26***                618
                                                         --------
                 TOTAL U.S. GOVERNMENT AGENCY
                 OBLIGATIONS (Cost $38,606) ............   38,189
                                                         --------
                 TOTAL INVESTMENT SECURITIES (86.0%)
                 (Cost $206,705) ....................... $238,059
                                                         ========
SHORT-TERM INVESTMENTS (14.7%)
                 CORPORATE BONDS (1.8%)
   5,000         Nelnet Student Loan Corp. Series
                 2004-2A Class A5C
                 4.36%,** 1/6/06 .......................    5,000
                 REPURCHASE AGREEMENTS (11.1%)
  13,600         With Morgan Stanley & Co.,
                 3.34%, dated 12/30/05, due
                 1/3/06, delivery value
                  $ 13,605,047 (collateralized
                 by $12,615,000 U.S. Treasury
                 Notes 14.00%, due 11/15/11,
                 with a value of $13,861,483) .......... $ 13,600
   3,600         With State Street Bank & Trust.,
                 3.25%, dated 12/30/05, due
                 1/3/06, delivery value
                 $3,601,300 (collateralized by
                 $3,410,000 U.S. Treasury Notes
                 6.00%, due 8/15/09, with a
                 value of $3,669,989) ..................    3,600
  13,600         With UBS Warburg, LLC,
                 3.47%, dated 12/30/05, due
                 1/3/06, delivery value
                  $ 13,605,244 (collateralized
                 by $9,600,000 U.S. Treasury
                 Notes 9.875%, due 11/15/15,
                 with a value of $13,839,845) ..........   13,600
                                                         --------
                                                           30,800
                 U.S. GOVERNMENT AGENCY
                 OBLIGATIONS (1.8%)
   5,000         Federal Home Loan Banks
                 3.70%, 7/13/06 ........................    5,000
                                                         --------
                 TOTAL SHORT-TERM INVESTMENTS
                 (Cost $40,800) ........................   40,800
                                                         --------
CASH AND OTHER ASSETS IN
EXCESS OF LIABILITIES (-0.7%) .........................    (1,963)
                                                         ========
NET ASSETS (100%) .....................................  $276,896
                                                         ========
NET ASSET VALUE OFFERING AND REDEMPTION PRICE,
PER OUTSTANDING SHARE ($276,896,192 [divided by]
33,090,708 shares outstanding)                           $   8.37
                                                         --------

*     Non-income producing.
**    Rate at 12/31/05. Floating rate changes monthly.
***   Interest only security.
ADR   American Depositary Receipt

See Notes to Financial Statements.


--------------------------------------------------------------------------------
14

                                         Value Line Income and Growth Fund, Inc.

Statement of Assets and Liabilities
at December 31, 2005
-------------------------------------------------------------------

                                                (In thousands
                                               except per share
                                                   amount)
                                               ----------------
Assets:
Investment securities, at value
   (Cost -- $206,705)                               $238,059
Short-term investments
   (Cost -- $40,800)                                  40,800
Cash                                                     111
Dividends and interest receivable                      1,030
Receivable for securities sold                           749
Receivable for capital shares sold                       502
Prepaid expenses                                          22
                                                    --------
     Total Assets                                    281,273
                                                    --------
Liabilities:
Payable for securities purchased                       3,917
Payable for capital shares repurchased                   109
Accrued expenses:
   Advisory fee                                          157
   Service and distribution plan fees payable             59
   Dividends payable                                       4
   Directors' fees                                         1
   Other                                                 130
                                                    --------
     Total Liabilities                                 4,377
                                                    --------
Net Assets                                          $276,896
                                                    --------
Net assets consist of:
Capital stock, at $1.00 par value (authorized
   50,000,000, outstanding 33,090,708 shares)       $ 33,091
Additional paid-in capital                           207,292
Undistributed net investment income                      373
Accumulated net realized gain on
   investments                                         4,786
Net unrealized appreciation of investments
   and foreign exchange translations                  31,354
                                                    --------
Net Assets                                          $276,896
                                                    ========
Net Asset Value, Offering and
   Redemption Price Per Outstanding
   Share ($276,896,192 [divided by] 33,090,708
   shares outstanding)                              $   8.37
                                                    ========

Statement of Operations
for the Year Ended December 31, 2005
------------------------------------------------------------------
                                           (In thousands)
                                           --------------
Investment Income:
Interest                                      $  4,237
Dividends (Net of foreign withholding
   tax of $67)                                   2,932
                                              --------
   Total Income                                  7,169
                                              --------
Expenses:
Advisory fee                                     1,656
Service and distribution plan fees                 618
Transfer agent fees                                109
Custodian fees                                      71
Auditing and legal fees                             66
Printing                                            46
Postage                                             30
Insurance                                           25
Registration and filing fees                        25
Directors' fees and expenses                        24
Telephone                                           16
Other                                                5
                                              --------
   Total Expenses Before Custody Credits         2,691
   Less: Custody Credits                            (5)
                                              --------
   Net Expenses                                  2,686
                                              --------
Net Investment Income                            4,483
                                              --------
Net Realized and Unrealized Gain
   (Loss) on Investments and Foreign
   Exchange Transactions:
Net Realized Gain                               20,734
Change in Net Unrealized Appreciation/
   (Depreciation)                                 (995)
                                              --------
Net Realized Gain and Change in
   Net Unrealized Appreciation/
   (Depreciation) on Investments and
   Foreign Exchange Transactions                19,739
                                              --------
Net Increase in Net Assets
   from Operations                            $ 24,222
                                              ========

See Notes to Financial Statements.


--------------------------------------------------------------------------------

Value Line Income and Growth Fund, Inc.

Statement of Changes in Net Assets for the
Year Ended December 31, 2005 and for the Year Ended December 31, 2004
--------------------------------------------------------------------------------

                                                                                Year Ended    Year Ended
                                                                               December 31,  December 31,
                                                                                  2005          2004
                                                                               --------------------------
                                                                                     (In thousands)
Operations:
 Net investment income ...................................................     $   4,483        $   2,816
 Net realized gain on investments ........................................        20,734           22,743
 Change in net unrealized appreciation/(depreciation) ....................          (995)           3,740
                                                                               --------------------------
 Net increase in net assets from operations ..............................        24,222           29,299
                                                                               --------------------------
Distributions to Shareholders:
 Net investment income ...................................................        (4,380)          (2,674)
 Net realized gain from investment transactions ..........................       (20,084)         (23,494)
                                                                               --------------------------
Total Distributions ......................................................       (24,464)         (26,168)
                                                                               --------------------------
Capital Share Transactions:
 Net proceeds from sale of shares ........................................        51,310           21,672
 Net proceeds from reinvestment of distributions to shareholders .........        22,013           23,200
 Cost of shares repurchased ..............................................       (26,744)         (25,771)
                                                                               --------------------------
 Increase from capital share transactions ................................        46,579           19,101
                                                                               --------------------------
Total Increase in Net Assets .............................................        46,337           22,232
Net Assets:
 Beginning of year .......................................................       230,559          208,327
                                                                               --------------------------
 End of year .............................................................     $ 276,896        $ 230,559
                                                                               ==========================
Undistributed Net Investment Income, at end of year ......................     $     373        $     309
                                                                               ==========================

See Notes to Financial Statements.


--------------------------------------------------------------------------------
16

                                         Value Line Income and Growth Fund, Inc.

Notes to Financial Statements                                  December 31, 2005
--------------------------------------------------------------------------------

1. Significant Accounting Policies

Value Line Income and Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(A) Security Valuation. Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value is being determined. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available or which are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors may determine in good faith. In addition, the Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.

The Board of Directors has determined that the value of bonds and other fixed-income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations.

(B) Repurchase Agreements. In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, it is the Fund's policy to mark-to-market the collateral on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(D) Security Transactions and Distributions. Security transactions are accounted for on the date the securities are purchased or sold. Interest income, adjusted for amortization of discount and premium, is accrued as earned. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.


--------------------------------------------------------------------------------

Value Line Income and Growth Fund, Inc.

Notes to Financial Statements
--------------------------------------------------------------------------------

(E) Foreign Currency Translation. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. The Fund does not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.

Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates.

(F) Representations and Indemnifications. In the normal course of business the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. Capital Share Transactions, Dividends and Distributions to Shareholders

Transactions in capital stock were as follows (in thousands except per share amounts):

                                                        Year Ended   Year Ended
                                                       December 31, December 31,
                                                           2005         2004
                                                       -------------------------
Shares sold ..................                          5,953            2,529
Shares issued to
   shareholders in
   reinvestment of
   dividends and
   distributions .............                          2,628            2,793
Shares repurchased ...........                         (3,115)          (3,017)
                                                       -------------------------
Net increase .................                          5,466            2,305
                                                       =========================
Dividends per
   share from net
   investment income .........                        $  .1500         $  .1075
                                                       =========================
Distributions per
   share from net
   realized gains ............                        $  .6555         $  .9425
                                                       =========================

3. Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term securities, were as follows:

                                                                   December 31,
                                                                       2005
                                                                  --------------
                                                                  (in thousands)
PURCHASES:
   U.S. Treasury & Government
      Agency Obligations ..............                               $ 39,963
   Other Investment Securities ........                                138,308
                                                                      --------
                                                                      $178,271
                                                                      ========
SALES & REDEMPTIONS:
   U.S. Treasury & Government
      Agency Obligations ..............                               $ 17,700
   Other Investment Securities ........                                132,663
                                                                      --------
                                                                      $150,363
                                                                      ========


--------------------------------------------------------------------------------
18

                                         Value Line Income and Growth Fund, Inc.

                                                               December 31, 2005
--------------------------------------------------------------------------------

4. Income Taxes

At December 31, 2005, information on the tax components of capital is as follows:

                                                                  (in thousands)
                                                                  --------------
Cost of investments for tax purposes .........                       $247,707
                                                                     ========
Gross tax unrealized appreciation ............                       $34,141
Gross tax unrealized depreciation ............                        (2,989)
                                                                     --------
Net tax unrealized appreciation
   on investments ............................                       $31,152
                                                                     ========
Undistributed ordinary income ................                       $ 1,609
                                                                     ========
Undistributed long=term gain .................                       $ 3,753
                                                                     ========

Permanent book-tax differences relating to the current year were reclassified within the composition of the net asset accounts. The Fund decreased additional paid-in capital by approximately $45,000, decreased undistributed net investment income by approximately $39,000 and increased accumulated net realized gain by $84,000. Net assets were not affected by this reclassification.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and investments in partnerships.

The tax composition of distributions to shareholders for the years ended December 31, 2005 and 2004 were as follows:

                                                               2005        2004
                                                             -------------------
                                                                (in thousands)
Ordinary income ................                             $ 7,889     $11,883
Long-term capital gain .........                              16,575      14,285
                                                             -------------------
                                                             $24,464     $26,168
                                                             ===================

5. Investment Advisory Fees, Service and Distribution Fees and Transactions With Affiliates

An advisory fee of $1,656,311 was paid or payable to Value Line, Inc., the Fund's investment adviser (the "Adviser"), for the year ended December 31, 2005. This was computed at the rate of .70% of the first $100 million of the Fund's average daily net assets plus .65% on the excess thereof, and paid monthly. The Adviser provides research, investment programs and supervision of the investment portfolio and pays costs of administrative services, office space, equipment, and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.

The Fund has a Service and Distribution Plan (the "Plan"), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, for the payment of certain expenses incurred by Value Line Securities, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, in advertising, marketing and distributing the Fund's shares and for servicing the Fund's shareholders at an annual rate of 0.25% of the Fund's average daily net assets. For the year ended December 31, 2005, fees amounting to $617,801 were paid or payable to the Distributor under this Plan.

For the year ended December 31, 2005, the Fund's expenses were reduced by $5,263 under a custody credit arrangement with the Custodian.

Certain officers and directors of the Adviser and the Distributor are also officers and directors of the Fund.

The Adviser and/or affiliated companies and the Value Line, Inc. Profit Sharing and Savings Plan owned 435,567 shares of the Fund's capital stock, representing 1.32% of the outstanding shares at December 31, 2005. In addition, officers and directors of the Fund as a group owned 1,965 Shares of the Fund, representing less than .01% of the outstanding shares.


--------------------------------------------------------------------------------

Value Line Income and Growth Fund, Inc.

Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each year:

                                                                        Years Ended December 31,
                                                   -----------------------------------------------------------------
                                                      2005          2004          2003          2002          2001
                                                   -----------------------------------------------------------------
Net asset value, beginning of year .............   $   8.35      $   8.23      $   7.00      $   8.17       $   9.00
                                                   -----------------------------------------------------------------
Income (loss) from
 investment operations:
 Net investment income .........................        .15           .11           .11           .11            .11
 Net gains or losses on securities
   (both realized and unrealized) ..............        .68          1.06          1.59         (1.09)          (.58)
                                                   -----------------------------------------------------------------
 Total from investment operations ..............        .83          1.17          1.70          (.98)          (.47)
                                                   -----------------------------------------------------------------
Less distributions:
 Dividends from net
   investment income ...........................       (.15)         (.11)         (.11)         (.11)          (.12)
 Distributions from net
   realized gains ..............................       (.66)         (.94)         (.36)         (.08)          (.24)
                                                   -----------------------------------------------------------------
 Total distributions ...........................       (.81)        (1.05)         (.47)         (.19)          (.36)
                                                   -----------------------------------------------------------------
Net asset value, end of year ...................   $   8.37      $   8.35      $   8.23      $   7.00       $   8.17
                                                   =================================================================
Total return ...................................       9.98%        14.39%        24.43%      (12.03)%         (5.18)%
                                                   =================================================================
Ratios/Supplemental Data:
Net assets, end of year (in thousands) .........  $ 276,896     $ 230,559     $ 208,327     $ 189,002      $ 198,108
Ratio of expenses to average
 net assets(1) .................................       1.09%         1.11%         1.15%        1.15%          1.09%
Ratio of net investment income
 to average net assets .........................       1.81%         1.31%         1.37%        1.41%          1.25%
Portfolio turnover rate ........................         71%          103%          106%         155%            88%

(1) Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses to average net assets net of custody credits would have been 1.14% for the year ended December 31, 2003, 1.08% for the year ended December 31, 2001, and would not have changed for the years ended December 31, 2005, 2004, and 2002.

See Notes to Financial Statements.


--------------------------------------------------------------------------------
20

                                         Value Line Income and Growth Fund, Inc.

Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Value Line Income and Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Income and Growth Fund, Inc. (the "Fund") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York

February 21, 2006


--------------------------------------------------------------------------------

Value Line Income and Growth Fund, Inc.

--------------------------------------------------------------------------------

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies during the most recent 12-month period ended June 30 is available through the Fund's website at http://www.vlfunds.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.


--------------------------------------------------------------------------------
22

                                         Value Line Income and Growth Fund, Inc.

Management of the Fund
--------------------------------------------------------------------------------

MANAGEMENT INFORMATION

The business and affairs of the Fund are managed by the Fund's officers under the direction of the Board of Directors. The following table sets forth information on each Director and Officer of the Fund. Each Director serves as a director or trustee of each of the 14 Value Line Funds. Each Director serves until his or her successor is elected and qualified.

                                                                Principal
                                                                Occupation                         Other
                                                  Length of     During the                         Directorships
Name, Address, and Age       Position             Time Served   Past 5 Years                       Held by Director
-------------------------------------------------------------------------------------------------------------------
Interested Director*
--------------------
Jean Bernhard Buttner        Chairman of the      Since 1983    Chairman, President and Chief      Value Line, Inc.
Age 71                       Board of Directors                 Executive Officer of Value Line,
                             and President                      Inc. (the "Adviser") and Value
                                                                Line Publishing, Inc. Chairman
                                                                and President of each of the 14
                                                                Value Line Funds and Value
                                                                Line Securities, Inc. (the
                                                                "Distributor").
-------------------------------------------------------------------------------------------------------------------
Non-Interested Directors*
-------------------------
John W. Chandler             Director             Since 1991    Consultant, Academic               None
1611 Cold Spring Rd.                                            Search Consultation Service,
Williamstown, MA 01267                                          Inc.; Trustee Emeritus and
Age 82                                                          Chairman (1993-1994) of
                                                                the Board of Trustees of Duke
                                                                University; President Emeritus,
                                                                Williams College.
-------------------------------------------------------------------------------------------------------------------
Frances T. Newton            Director             Since 2000    Customer Support Analyst,          None
4921 Buckingham Drive                                           Duke Power Company.
Charlotte, NC 28209
Age 64
-------------------------------------------------------------------------------------------------------------------
Francis C. Oakley            Director             Since 2000    Professor of History,              Berkshire Life
54 Scott Hill Road                                              Williams College, 1961 to          Insurance
Williamstown, MA 01267                                          present. President Emeritus        Company of
Age 74                                                          since 1994 and President,          America
                                                                1985-1994; Chairman
                                                                (1993-1997) and Interim
                                                                President (2002) of the American
                                                                Council of Learned Societies.
-------------------------------------------------------------------------------------------------------------------
David H. Porter              Director             Since 1997    Visiting Professor of Classics,    None
5 Birch Run Drive                                               Williams College, since 1999;
Saratoga Springs, NY 12866                                      President Emeritus, Skidmore
Age 70                                                          College since 1999 and President,
                                                                 1987-1998.


--------------------------------------------------------------------------------

Value Line Income and Growth Fund, Inc.

Management of the Fund
--------------------------------------------------------------------------------

                                                                  Principal
                                                                  Occupation                           Other
                                                    Length of     During the                           Directorships
Name, Address, and Age       Position               Time Served   Past 5 Years                         Held by Director
--------------------------------------------------------------------------------------------------------------------------
Paul Craig Roberts           Director               Since 1987    Chairman, Institute for Political    A. Schulman Inc.
169 Pompano St.                                                   Economy.                             (plastics)
Panama City Beach, FL 32413
Age 67
--------------------------------------------------------------------------------------------------------------------------
Nancy-Beth Sheerr            Director               Since 1996    Senior Financial Advisor,            None
1409 Beaumont Drive                                               Veritable L.P. (investment adviser)
Gladwyne, PA 19035                                                since 2004; Senior Financial
Age 57                                                            Advisor, Hawthorne, 2001-2004.
--------------------------------------------------------------------------------------------------------------------------
Officers
--------
Bradley Brooks               Vice President         Since 2001    Portfolio Manager with
Age 43                                                            the Adviser.
--------------------------------------------------------------------------------------------------------------------------
David T. Henigson            Vice President,        Since 1994    Director, Vice President and
Age 48                       Secretary and                        Compliance Officer of the
                             Chief Compliance                     Adviser. Director and Vice
                             Officer                              President of the Distributor. Vice
                                                                  President, Secretary, and Chief
                                                                  Compliance Officer of each of
                                                                  the 14 Value Line Funds.
--------------------------------------------------------------------------------------------------------------------------
Stephen R. Anastasio         Treasurer              Since 2005    Controller of the Adviser until
Age 46                                                            2003; Chief Financial Officer of
                                                                  the Adviser, 2003-2005; Treasurer
                                                                  of the Adviser since 2005.
--------------------------------------------------------------------------------------------------------------------------
Howard A. Brecher            Assistant Secretary/   Since 2005    Director, Vice President and
Age 51                       Assistant Treasurer                  Secretary of the Adviser. Director
                                                                  and Vice President of the
                                                                  Distributor.
--------------------------------------------------------------------------------------------------------------------------

* Mrs. Buttner is an "interested person" as defined in the Investment Company Act of 1940 by virtue of her positions with the Adviser and her indirect ownership of a controlling interest in the Adviser.

Unless otherwise indicated, the address for each of the above is 220 East 42nd Street, New York, NY 10017.

The Fund's Statement of Additional Information (SAI) includes additional information about the Fund's directors and is available, without charge, upon request by calling 1-800-243-2729.


--------------------------------------------------------------------------------
24

                                         Value Line Income and Growth Fund, Inc.
--------------------------------------------------------------------------------

                Federal Tax Status of Distributions (unaudited)

For corporate taxpayers 21.22% of the ordinary income distributions paid during the calendar year 2005, qualify for the corporate dividends received deductions

 During the calendar year 2005, 25.94% of the ordinary income distribution are treated as qualified dividends.

  During the calendar year 2005, the Fund distributed $16,574,996 of long-term capital gain to its shareholders.


--------------------------------------------------------------------------------

Value Line Income and Growth Fund, Inc.

--------------------------------------------------------------------------------




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--------------------------------------------------------------------------------
26

                                         Value Line Income and Growth Fund, Inc.

--------------------------------------------------------------------------------




                    [This page is intentionally left blank.]




--------------------------------------------------------------------------------

Value Line Income and Growth Fund, Inc.

                         The Value Line Family of Funds
--------------------------------------------------------------------------------

1950 -- The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952 -- Value Line Income and Growth Fund's primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956 -- Value Line Premier Growth Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972 -- Value Line Leveraged Growth Investors' sole investment objective is to realize capital growth.

1979 -- The Value Line Cash Fund, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981 -- Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983 -- Value Line Centurion Fund* seeks long-term growth of capital.

1984 -- The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1985 -- Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986 -- Value Line Aggressive Income Trust seeks to maximize current income.

1987 -- Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The Trust may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987 -- Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993 -- Value Line Emerging Opportunities Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993 -- Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

* Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from Value Line Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-243-2729, 24 hours a day, 7 days a week, or visit us at www.valueline.com. Read the prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------
28

INVESTMENT ADVISER  Value Line, Inc.
                    220 East 42nd Street
                    New York, NY 10017-5891

DISTRIBUTOR         Value Line Securities, Inc.
                    220 East 42nd Street
                    New York, NY 10017-5891

CUSTODIAN BANK      State Street Bank and Trust Co.
                    225 Franklin Street
                    Boston, MA 02110

SHAREHOLDER         State Street Bank and Trust Co.
SERVICING AGENT     c/o BFDS
                    P.O. Box 219729
                    Kansas City, MO 64121-9729

INDEPENDENT         PricewaterhouseCoopers LLP
REGISTERED PUBLIC   300 Madison Avenue
ACCOUNTING FIRM     New York, NY 10017

LEGAL COUNSEL       Peter D. Lowenstein, Esq.
                    Two Sound View Drive, Suite 100
                    Greenwich, CT 06830

DIRECTORS           Jean Bernhard Buttner
                    John W. Chandler
                    Frances T. Newton
                    Francis C. Oakley
                    David H. Porter
                    Paul Craig Roberts
                    Nancy-Beth Sheerr

OFFICERS            Jean Bernhard Buttner
                    Chairman and President
                    Bradley Brooks
                    Vice President
                    David T. Henigson
                    Vice President/Secretary
                    Stephen R. Anastasio
                    Treasurer
                    Howard A. Brecher
                    Assistant Secretary/
                    Assistant Treasurer

This report is issued for information of shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

                                                                         #534695

Item 2. Code of Ethics

      (a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

      (f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3. Audit Committee Financial Expert.

      (a)(1)The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.

      (2) The Registrant's Board has designated John W. Chandler, a member of the Registrant's Audit Committee, as the Registrant's Audit Committee Financial Expert. Mr. Chandler is an independent director who is a senior consultant with Academic Search Consultation Service. He spent most of his professional career at Williams College, where he served as a faculty member, Dean of the Faculty, and President (1973-85). He also served as President of Hamilton College (1968-73), and as President of the Association of American Colleges and Universities (1985-90). He has also previously served as Trustee Emeritus and Chairman of the Board of Trustees of Duke University.

A person who is designated as an "audit committee financial expert" shall not make such person an "expert" for any purpose, including without limitation under
Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services

        (a)     Audit Fees 2005 - $35,851

        (b)     Audit-Related fees - None.

        (c)     Tax Preparation Fees 2005 -$7,200

        (d)     All Other Fees - None

        (e)(1) Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed were pre-approved by the committee.

        (e)(2)  Not applicable.

        (f)     Not applicable.

        (g)     Aggregate Non-Audit Fees 2005 -$7,200

        (h)     Not applicable.

Item 11. Controls and Procedures.

        (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

        (b) The registrant's principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Exhibits.

        (a) Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 100.COE

        (b)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as
                Exhibit 99.CERT.

           (2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


By /s/ Jean B. Buttner
   --------------------------
   Jean B. Buttner, President


Date: 3/10/06
     ------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/ Jean B. Buttner
   -------------------------------------------------------
   Jean B. Buttner, President, Principal Executive Officer


By /s/ Stephen R. Anastasio
   ------------------------------------------------------------
   Stephen R. Anastasio, Treasurer, Principal Financial Officer


Date: 3/10/06
     ------------------------